EMPLOYEE BENEFITS	12 Months Ended
Dec. 31, 2020
EMPLOYEE BENEFITS
EMPLOYEE BENEFITS
14.	EMPLOYEE BENEFITS
The
Company’s employee benefit primarily related to the full-time employees of the PRC subsidiaries and the VIEs, including medical care, welfare subsidies, housing fund, unemployment insurance and pension benefits. The PRC subsidiaries and VIEs are required to accrue for these benefits based on certain percentages of the employees’ salaries in accordance with the relevant PRC regulations and make contributions to the state-sponsored pension and medical plans out of the amounts accrued for medical and pension benefits. The PRC government is responsible for the medical benefits and ultimate pension liability to these employees. The total expenses recorded for such employee benefits amounted to RMB1.7 billion, RMB2.0 billion and RMB1.4 billion for the years ended December 31, 2018, 2019 and 2020 respectively.